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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                      of the
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 8, 2003


                                 True Health, INC.
              (Exact name of registrant as specified in its charter)

                                       Utah
           (State or other jurisdiction of incorporation or organization)

                                    75-2263732
                     (IRS Employer Identification Number)

                            Kelsy House, 77 High Street
                           Beckenham, Kent, UK. BR3 1AN
                       (Address of principal executive offices)

                           David Francis, Chairman & CEO
                                  True Health, Inc.
                            Kelsy House, 77 High Street
                           Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                              (44) (0) 208 658 9575
        (Telephone number, including area code of agent for service)




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Item 8.  Change in fiscal year end

         As of August 8, 2003 True Health, Inc., a Utah corporation, changed its fiscal year end from December 31 to January 31. The Form 10-QSB for the quarter ended July 31, 2003 is due September 15, 2003 and will reflect this change.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         None


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          True Health, INC.



                                          By: /s/David Francis
                                             ----------------------------------
                                               David Francis, President and CEO


Date:  August 25, 2003